VIRTUS SGA International Growth Series
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2022
($ reported in thousands)
	Shares	Value
Preferred Stock—1.8%
Health Care—1.8%
Sartorius AG, 0.380% (Germany)	6,071	$ 2,100
Total Preferred Stock (Identified Cost $2,566)		2,100

Common Stocks—95.9%
Consumer Discretionary—9.2%
adidas AG (Germany)	23,176	2,664
MercadoLibre, Inc. (Argentina)(1)	2,858	2,366
Yum China Holdings, Inc. (China)	116,141	5,512
		10,542

Consumer Staples—23.2%
CP ALL PCL (Thailand)	1,797,447	2,669
Diageo plc (United Kingdom)	100,237	4,219
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	51,901	3,257
Heineken N.V. (Netherlands)	48,010	4,193
L’Oreal S.A. (France)	12,934	4,135
Nestle S.A. Registered Shares (Switzerland)	32,942	3,563
Wal-Mart de Mexico SAB de C.V. (Mexico)	1,299,740	4,565
		26,601

Financials—17.2%
AIA Group Ltd. (Hong Kong)	633,271	5,273
Aon plc Class A (United Kingdom)	23,370	6,260
HDFC Bank Ltd. ADR (India)	91,371	5,338
XP, Inc. Class A (Brazil)(1)	145,518	2,766
		19,637

Health Care—23.1%
Alcon, Inc. (Switzerland)	63,000	3,665
ICON plc ADR (Ireland)(1)	20,026	3,680
Novo Nordisk A.S. Sponsored ADR (Denmark)	43,145	4,299
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (China)	5,435,511	7,282
STERIS plc (United States)	31,515	5,240
Sysmex Corp. (Japan)	42,196	2,255
		26,421

Industrials—2.7%
Recruit Holdings Co., Ltd. (Japan)	106,213	3,059
Information Technology—14.6%
Adyen N.V. (Netherlands)(1)	2,478	3,091
Dassault Systemes SE (France)	90,177	3,113
Infosys Ltd. Sponsored ADR (India)	238,158	4,042
SAP SE Sponsored ADR (Germany)	34,487	2,802
	Shares	Value

Information Technology—continued
Temenos AG Registered Shares (Switzerland)	54,544	$ 3,677
		16,725

Materials—5.9%
Linde plc (United Kingdom)	17,134	4,619
Sika AG Registered Shares (Switzerland)	10,526	2,116
		6,735

Total Common Stocks (Identified Cost $118,784)		109,720

Total Long-Term Investments—97.7% (Identified Cost $121,350)		111,820

Short-Term Investment—2.2%
Money Market Mutual Fund—2.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.748%)(2)	2,519,779	2,520
Total Short-Term Investment (Identified Cost $2,520)		2,520

TOTAL INVESTMENTS—99.9% (Identified Cost $123,870)		$114,340
Other assets and liabilities, net—0.1%		131
NET ASSETS—100.0%		$114,471

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United Kingdom	13%
Switzerland	11
China	11
India	8
Mexico	7
United States	7
Germany	7
Other	36
Total	100%
† % of total investments as of September 30, 2022.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Series
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2022
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$109,720	$52,899	$56,821
Preferred Stock	2,100	—	2,100
Money Market Mutual Fund	2,520	2,520	—
Total Investments	$114,340	$55,419	$58,921
There were no securities valued using  significant unobservable inputs (Level 3) at September 30, 2022.
There were no transfers into or  out of Level 3 related to securities held at September 30, 2022.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Series
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2022
Note 1. Security Valuation
The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value theSeries’ net assets by each major security type is disclosed at the end of the Schedule of Investments for the Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Series’ most recent semi or annual report.
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